Income taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The components of profit before taxes were:
	Years ended December 31,
(Millions of dollars)	2013	2012	2011
U.S.	$1,938	$4,090	$2,250
Non-U.S.	3,190	4,146	4,475
	$5,128	$8,236	$6,725

Profit before taxes, as shown above, is based on the location of the entity to which such earnings are attributable. Where an entity’s earnings are subject to taxation, however, may not correlate solely to where an entity is located.  Thus, the income tax provision shown below as U.S. or non-U.S. may not correspond to the earnings shown above.

The components of the provision (benefit) for income taxes were:
	Years ended December 31,
(Millions of dollars)	2013	2012	2011
Current tax provision (benefit):
U.S.	$407	$971	$750
Non-U.S.	805	1,250	1,014
State (U.S.)	33	56	72
	1,245	2,277	1,836

Deferred tax provision (benefit):
U.S.	79	332	2
Non-U.S.	(7)	(89)	(92)
State (U.S.)	2	8	(26)
	74	251	(116)
Total provision (benefit) for income taxes	$1,319	$2,528	$1,720

We paid net income tax and related interest of $1,544 million, $2,396 million and $1,369 million in 2013, 2012 and 2011, respectively.

Reconciliation of the U.S. federal statutory rate to effective rate:

(Millions of dollars)	Years ended December 31,
	2013		2012		2011
Taxes at U.S. statutory rate	$1,795	35.0%	$2,882	35.0%	$2,354	35.0%
(Decreases) increases in taxes resulting from:
Non-U.S. subsidiaries taxed at other than 35%	(268)	(5.2)%	(342)	(4.2)%	(467)	(6.9)%
State and local taxes, net of federal	23	0.4%	55	0.7%	30	0.4%
Interest and penalties, net of tax	4	0.1%	22	0.3%	25	0.4%
U.S. research and production incentives	(91)	(1.8)%	(80)	(1.0)%	(152)	(2.3)%
Other—net	(2)	—%	(27)	(0.3)%	(7)	(0.1)%
	1,461	28.5%	2,510	30.5%	1,783	26.5%

Prior year tax and interest adjustments	(55)	(1.1)%	(300)	(3.7)%	41	0.6%
Nondeductible goodwill	—	—%	318	3.9%	33	0.5%
Release of valuation allowances	—	—%	—	—%	(24)	(0.3)%
Non-U.S. earnings reinvestment changes	—	—%	—	—%	(113)	(1.7)%
Tax law changes	(87)	(1.7)%	—	—%	—	—%
Provision (benefit) for income taxes	$1,319	25.7%	$2,528	30.7%	$1,720	25.6%

The provision for income taxes for 2013 included a $87 million benefit primarily related to the research and development tax credit that was retroactively extended in 2013 for 2012 and a benefit of $55 million resulting from true-up of estimated amounts used in the tax provision to the 2012 U.S. tax return as filed in September 2013.

The provision for income taxes for 2012 included a $300 million benefit for adjusting prior year taxes and interest primarily to reflect a settlement reached with the U.S. Internal Revenue Service (IRS) for tax years 2000 to 2006. The largest drivers of the settlement benefit were a $188 million benefit to remeasure and recognize previously unrecognized tax benefits and a $96 million benefit to adjust related interest and penalties, net of tax. This benefit was offset by a negative impact from nondeductible goodwill of $203 million related to the ERA Mining Machinery Limited (Siwei) goodwill impairment and $115 million related to the divestiture of portions of the Bucyrus distribution business. See Note 10 and Note 26 for more information.

The provision for income taxes for 2011 included a $113 million benefit due to repatriation of non-U.S. earnings with available foreign tax credits in excess of the U.S. tax liability on the dividends and a $24 million benefit for the release of a valuation allowance against the deferred tax assets of certain non-U.S. entities due to tax planning actions implemented in 2011.  These benefits were offset by a charge of $41 million due to an increase in prior year unrecognized tax benefits and a negative impact of $33 million from nondeductible goodwill primarily related to the divestiture of a portion of the Bucyrus distribution business.

We have recorded income tax expense at U.S. tax rates on all profits, except for undistributed profits of non-U.S. subsidiaries of approximately $17 billion which are considered indefinitely reinvested.  Determination of the amount of unrecognized deferred tax liability related to indefinitely reinvested profits is not feasible.  If management intentions or U.S. tax law changes in the future, there may be a significant negative impact on the provision for income taxes to record an incremental tax liability in the period the change occurs.

Accounting for income taxes under U.S. GAAP requires that individual tax-paying entities of the company offset all current deferred tax liabilities and assets within each particular tax jurisdiction and present them as a single amount in the Consolidated Financial Position. A similar procedure is followed for all noncurrent deferred tax liabilities and assets. Amounts in different tax jurisdictions cannot be offset against each other. The amount of deferred income taxes at December 31, included on the following lines in Statement 3, are as follows:

	December 31,
(Millions of dollars)	2013	2012	2011
Assets:
Deferred and refundable income taxes	$877	$979	$1,044
Noncurrent deferred and refundable income taxes	456	1,863	2,005
	1,333	2,842	3,049
Liabilities:
Other current liabilities	86	66	69
Other liabilities	447	484	559
Deferred income taxes—net	$800	$2,292	$2,421

Deferred income tax assets and liabilities:
	December 31,
(Millions of dollars)	2013	2012	2011
Deferred income tax assets:
Pension	$903	$2,100	$2,130
Postemployment benefits other than pensions	1,435	1,678	1,622
Tax carryforwards	760	663	821
Warranty reserves	313	358	338
Stock-based compensation	320	281	232
Inventory	112	195	148
Allowance for credit losses	184	170	131
Post sale discounts	146	141	141
Deferred compensation	126	110	102
Other—net	524	491	537
	4,823	6,187	6,202

Deferred income tax liabilities:
Capital and intangible assets	(2,815)	(2,759)	(2,866)
Bond discount	(240)	(249)	(37)
Translation	(133)	(173)	(193)
Undistributed profits of non-U.S. subsidiaries	(90)	(128)	(215)
	(3,278)	(3,309)	(3,311)
Valuation allowance for deferred tax assets	(745)	(586)	(470)
Deferred income taxes—net	$800	$2,292	$2,421

At December 31, 2013, approximately $707 million of U.S. state tax net operating losses (NOLs) and $169 million of U.S. state tax credit carryforwards were available. The state NOLs primarily expire between 2014 and 2033.  The state tax credit carryforwards primarily expire over the next five to fifteen years.  We established a valuation allowance of $188 million for those state NOLs and credit carryforwards that are more likely than not to expire prior to utilization.

At December 31, 2013, amounts and expiration dates of net operating loss carryforwards in various non-U.S. taxing jurisdictions were:

(Millions of dollars)
2014	2015	2016	2017	2018-2034	Unlimited	Total
$9	$10	$13	$15	$760	$1,192	$1,999

At December 31, 2013 a valuation allowance of $557 million has been recorded at certain non-U.S. entities that have not yet demonstrated consistent and/or sustainable profitability to support the realization of net deferred tax assets.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for uncertain tax positions, including positions impacting only the timing of tax benefits, follows.

Reconciliation of unrecognized tax benefits: [1]
	Years ended December 31,
(Millions of dollars)	2013	2012	2011
Balance at January 1,	$715	$958	$789

Additions for tax positions related to current year	63	64	118
Additions for tax positions related to prior years	52	178	108
Reductions for tax positions related to prior years	(31)	(266)	(30)
Reductions for settlements [2]	(15)	(191)	—
Reductions for expiration of statute of limitations	(25)	(28)	(27)

Balance at December 31,	$759	$715	$958

Amount that, if recognized, would impact the effective tax rate	$726	$669	$835

[1]	Foreign currency translation amounts are included within each line as applicable.

[2]	Includes cash payment or other reduction of assets to settle liability.

We classify interest and penalties on income taxes as a component of the provision for income taxes. We recognized a net provision (benefit) for interest and penalties of $7 million, $(114) million and $39 million during the years ended December 31, 2013, 2012 and 2011, respectively. The 2012 amount includes a benefit from adjustments for the 2000 through 2006 settlement discussed previously. The total amount of interest and penalties accrued was $59 million, $134 million and $240 million as of December 31, 2013, 2012 and 2011, respectively.

It is reasonably possible that the amount of unrecognized tax benefits will change in the next 12 months.  The IRS is currently examining our U.S. tax returns for 2007 to 2009 including the impact of a loss carryback to 2005. While we have not yet received a Revenue Agent's Report generally issued at the end of the field examination process, we have received Notices of Proposed Adjustment from the IRS relating to U.S. taxation of certain non-U.S. operations and foreign tax credits. We disagree with these proposed adjustments, and to the extent that adjustments are assessed upon completion of the field examination relating to these matters, we would vigorously contest the adjustments in appeals. The completion of the field examination for this audit is expected in 2014. In our major non-U.S. jurisdictions, tax years are typically subject to examination for three to eight years. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on our consolidated financial position, liquidity or results of operations. Due to the uncertainty related to the timing and potential outcome of these matters, we can not estimate the range of reasonably possible change in unrecognized tax benefits in the next 12 months.